Putnam VT Research Fund
The fund's portfolio
3/31/19 (Unaudited)

COMMON STOCKS (98.9%)(a)
	Shares	Value
Aerospace and defense (0.9%)
Boeing Co. (The)	687	$262,036
TransDigm Group, Inc.(NON)	313	142,099

		404,135
Automobiles (1.4%)
General Motors Co.	16,899	626,953

		626,953
Banks (5.6%)
Bank of America Corp.	34,564	953,621
Citigroup, Inc.	10,858	675,585
JPMorgan Chase & Co.	3,934	398,239
SunTrust Banks, Inc.	2,268	134,379
Wells Fargo & Co.	7,724	373,224

		2,535,048
Beverages (2.3%)
Coca-Cola Co. (The)	16,938	793,715
PepsiCo, Inc.	1,962	240,443

		1,034,158
Biotechnology (2.0%)
AbbVie, Inc.	2,186	176,170
Amgen, Inc.	1,518	288,390
Celgene Corp.(NON)	729	68,774
Gilead Sciences, Inc.	2,076	134,961
Regeneron Pharmaceuticals, Inc.(NON)	229	94,032
Vertex Pharmaceuticals, Inc.(NON)	701	128,949

		891,276
Building products (1.3%)
Fortune Brands Home & Security, Inc.	5,142	244,811
Johnson Controls International PLC	9,574	353,664

		598,475
Capital markets (4.5%)
Apollo Global Management, LLC Class A	1,152	32,544
BlackRock, Inc.	619	264,542
E*Trade Financial Corp.	7,170	332,903
Goldman Sachs Group, Inc. (The)	2,495	479,015
Intercontinental Exchange, Inc.	2,644	201,314
KKR & Co., Inc. Class A	19,824	465,666
Raymond James Financial, Inc.	3,135	252,085

		2,028,069
Chemicals (2.9%)
DowDuPont, Inc.	8,920	475,525
Ecolab, Inc.	274	48,372
FMC Corp.	2,284	175,457
Linde PLC	1,521	267,590
Sherwin-Williams Co. (The)	719	309,680
W.R. Grace & Co.	690	53,848

		1,330,472
Commercial services and supplies (0.7%)
Waste Connections, Inc.	3,336	295,536

		295,536
Communications equipment (0.4%)
Cisco Systems, Inc.	3,668	198,035

		198,035
Construction materials (0.2%)
Summit Materials, Inc. Class A(NON)	6,756	107,218

		107,218
Consumer finance (—%)
Oportun Financial Corp. (acquired 6/23/15, cost $24,222) (Private)(NON)(F)(RES)	8,499	18,223

		18,223
Containers and packaging (0.3%)
Ball Corp.	1,745	100,966
Packaging Corp. of America	505	50,187

		151,153
Diversified telecommunication services (1.4%)
AT&T, Inc.	9,167	287,477
Verizon Communications, Inc.	5,798	342,836

		630,313
Electric utilities (2.9%)
American Electric Power Co., Inc.	4,785	400,744
Duke Energy Corp.	721	64,890
Edison International	995	61,610
Exelon Corp.	7,277	364,796
FirstEnergy Corp.	1,575	65,536
NextEra Energy, Inc.	1,199	231,791
PPL Corp.	551	17,489
Southern Co. (The)	1,647	85,117

		1,291,973
Electrical equipment (1.1%)
AMETEK, Inc.	1,676	139,058
Eaton Corp. PLC	4,407	355,028

		494,086
Entertainment (2.8%)
Activision Blizzard, Inc.	11,788	536,708
Live Nation Entertainment, Inc.(NON)	3,082	195,830
NetEase, Inc. ADR (China)	828	199,921
Walt Disney Co. (The)	3,134	347,964

		1,280,423
Equity real estate investment trusts (REITs) (1.4%)
Gaming and Leisure Properties, Inc.	10,818	417,250
SBA Communications Corp.(NON)	1,153	230,208

		647,458
Food and staples retail (1.9%)
BJ's Wholesale Club Holdings, Inc.(NON)	3,830	104,942
Costco Wholesale Corp.	770	186,448
Walgreens Boots Alliance, Inc.	2,026	128,185
Walmart, Inc.	4,521	440,933

		860,508
Food products (1.6%)
Archer-Daniels-Midland Co.	1,570	67,714
Hershey Co. (The)	2,910	334,155
McCormick & Co., Inc. (non-voting shares)(S)	2,083	313,762

		715,631
Health-care equipment and supplies (4.3%)
Abbott Laboratories	2,370	189,458
Baxter International, Inc.	2,719	221,082
Becton Dickinson and Co. (BD)	835	208,525
Boston Scientific Corp.(NON)	3,511	134,752
Danaher Corp.	4,452	587,753
Edwards Lifesciences Corp.(NON)	690	132,018
ICU Medical, Inc.(NON)	559	133,785
Intuitive Surgical, Inc.(NON)	351	200,274
Medtronic PLC	1,556	141,720

		1,949,367
Health-care providers and services (2.2%)
Cigna Corp.	3,022	485,998
CVS Health Corp.	2,303	124,201
UnitedHealth Group, Inc.	1,635	404,270

		1,014,469
Hotels, restaurants, and leisure (2.3%)
Chipotle Mexican Grill, Inc.(NON)	320	227,299
Hilton Worldwide Holdings, Inc.	3,395	282,158
MGM Resorts International	3,995	102,512
Wynn Resorts, Ltd.	1,732	206,662
Yum China Holdings, Inc. (China)	5,176	232,454

		1,051,085
Household products (2.2%)
Clorox Co. (The)	1,372	220,151
Procter & Gamble Co. (The)	7,342	763,935

		984,086
Independent power and renewable electricity producers (0.5%)
NRG Energy, Inc.	5,694	241,881

		241,881
Industrial conglomerates (2.6%)
Honeywell International, Inc.	5,185	824,000
Roper Technologies, Inc.	1,051	359,410

		1,183,410
Insurance (3.1%)
American International Group, Inc.	5,589	240,662
Assured Guaranty, Ltd.	12,988	577,057
Chubb, Ltd.	1,247	174,680
Prudential PLC (United Kingdom)	20,672	413,960

		1,406,359
Interactive media and services (5.2%)
Alphabet, Inc. Class A(NON)	1,161	1,366,369
Facebook, Inc. Class A(NON)	4,922	820,448
Tencent Holdings, Ltd. (China)	3,550	163,235

		2,350,052
Internet and direct marketing retail (3.8%)
Alibaba Group Holding, Ltd. ADR (China)(NON)(S)	360	65,682
Amazon.com, Inc.(NON)	739	1,315,974
Booking Holdings, Inc.(NON)	190	331,533

		1,713,189
IT Services (4.5%)
DXC Technology Co.	7,380	474,608
Fidelity National Information Services, Inc.	3,660	413,946
First Data Corp. Class A(NON)	8,276	217,411
GoDaddy, Inc. Class A(NON)	1,715	128,951
Visa, Inc. Class A	5,087	794,539

		2,029,455
Life sciences tools and services (0.6%)
Mettler-Toledo International, Inc.(NON)	220	159,060
Thermo Fisher Scientific, Inc.	329	90,054

		249,114
Machinery (0.8%)
Deere & Co.	893	142,737
Fortive Corp.	2,568	215,430

		358,167
Media (1.4%)
Charter Communications, Inc. Class A(NON)	863	299,383
Comcast Corp. Class A	7,770	310,645

		610,028
Metals and mining (0.5%)
Freeport-McMoRan, Inc. (Indonesia)	16,297	210,068

		210,068
Multi-utilities (0.7%)
Ameren Corp.	936	68,843
CMS Energy Corp.	1,521	84,476
Dominion Energy, Inc.	915	70,144
Sempra Energy(S)	747	94,017

		317,480
Oil, gas, and consumable fuels (5.2%)
Anadarko Petroleum Corp.	3,381	153,768
BP PLC (United Kingdom)	99,636	724,770
Cairn Energy PLC (United Kingdom)(NON)	53,338	112,472
Cenovus Energy, Inc. (Canada)	62,134	539,346
ConocoPhillips	1,133	75,616
Encana Corp. (Canada)	21,141	153,137
Enterprise Products Partners LP	10,885	316,754
Kinder Morgan, Inc.	14,248	285,102

		2,360,965
Pharmaceuticals (5.0%)
Allergan PLC	1,143	167,347
Bristol-Myers Squibb Co.	4,609	219,895
Eli Lilly & Co.	2,380	308,829
Johnson & Johnson	4,327	604,871
Merck & Co., Inc.	6,255	520,228
Pfizer, Inc.	10,324	438,460

		2,259,630
Road and rail (1.5%)
Norfolk Southern Corp.	1,408	263,141
Union Pacific Corp.	2,558	427,698

		690,839
Semiconductors and semiconductor equipment (3.9%)
Intel Corp.	7,457	400,441
NXP Semiconductors NV	5,431	480,046
ON Semiconductor Corp.(NON)	16,067	330,498
Qualcomm, Inc.	9,897	564,426

		1,775,411
Software (6.6%)
Adobe, Inc.(NON)	1,782	474,885
Everbridge, Inc.(NON)	2,423	181,749
Microsoft Corp.	15,469	1,824,413
Salesforce.com, Inc.(NON)	3,104	491,580

		2,972,627
Specialty retail (2.7%)
Advance Auto Parts, Inc.	530	90,381
Burlington Stores, Inc.(NON)	658	103,095
CarMax, Inc.(NON)	1,275	88,995
Home Depot, Inc. (The)	4,038	774,852
TJX Cos., Inc. (The)	2,918	155,267

		1,212,590
Technology hardware, storage, and peripherals (2.7%)
Apple, Inc.	6,341	1,204,473

		1,204,473
Textiles, apparel, and luxury goods (0.8%)
Levi Strauss & Co. Class A(NON)	4,150	97,733
NIKE, Inc. Class B	3,292	277,219

		374,952
Trading companies and distributors (0.2%)
Yellow Cake PLC (United Kingdom)(NON)	32,750	95,654

		95,654

Total common stocks (cost $39,183,594)		$44,754,494

CONVERTIBLE PREFERRED STOCKS (0.2%)(a)
	Shares	Value
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost $66) (Private)(NON)(F)(RES)	23	$49
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost $1,266) (Private)(NON)(F)(RES)	402	953
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost $2,973) (Private)(NON)(F)(RES)	584	2,236
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost $4,311) (Private)(NON)(F)(RES)	847	3,243
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost $2,416) (Private)(NON)(F)(RES)	440	1,817
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost $7,296) (Private)(NON)(F)(RES)	950	5,489
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost $20,463) (Private)(NON)(F)(RES)	7,180	15,395
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost $25,875) (Private)(NON)(F)(RES)	9,079	19,467
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost $39,489) (Private)(NON)(F)(RES)	13,869	29,707

Total convertible preferred stocks (cost $104,155)		$78,356

SHORT-TERM INVESTMENTS (1.2%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 2.86%(AFF)	Shares	368,500	$368,500
Putnam Short Term Investment Fund 2.64%(AFF)	Shares	140,659	140,659
U.S. Treasury Bills 2.366%, 5/23/19(SEG)		$25,000	24,915

Total short-term investments (cost $534,073)			$534,074
TOTAL INVESTMENTS

Total investments (cost $39,821,822)			$45,366,924

	FORWARD CURRENCY CONTRACTS at 3/31/19 (aggregate face value $3,193,405) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/19/19	$146,048	$148,607	$2,559
		Euro	Buy	6/19/19	18,066	18,371	(305)
	Barclays Bank PLC
		British Pound	Sell	6/19/19	338,251	344,721	6,470
	Goldman Sachs International
		British Pound	Sell	6/19/19	410,295	417,323	7,028
		Canadian Dollar	Sell	4/17/19	1,722	1,698	(24)
	HSBC Bank USA, National Association
		Chinese Yuan (Offshore)	Sell	5/15/19	682,810	677,734	(5,076)
	JPMorgan Chase Bank N.A.
		British Pound	Sell	6/19/19	408,463	415,516	7,053
		Canadian Dollar	Sell	4/17/19	693,368	691,178	(2,190)
		Norwegian Krone	Buy	6/19/19	1,175	1,185	(10)
		South Korean Won	Buy	5/15/19	235,830	237,908	(2,078)
		South Korean Won	Sell	5/15/19	235,243	238,814	3,571
	State Street Bank and Trust Co.
		Israeli Shekel	Buy	4/17/19	358	350	8

	Unrealized appreciation						26,689

	Unrealized (depreciation)						(9,683)

	Total						$17,006
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/19 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	2	$283,440	$283,780	Jun-19	$3,956

Unrealized appreciation					3,956

Unrealized (depreciation)					—

Total					$3,956

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$605,641	$600,796	$—	12/15/20	1 month USD-LIBOR-BBA minus 0.58% — Monthly	Russell 2000 Total Return Index — Monthly	$5,229

Upfront premium received		—	Unrealized appreciation			5,229

Upfront premium (paid)		—	Unrealized (depreciation)			—

Total		$—			Total	$5,229

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2019 through March 31, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $45,249,911.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $96,579, or 0.2% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/19
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$1,366,675	$1,706,320	$2,704,495	$4,848	$368,500
	Putnam Short Term Investment Fund**	601,065	1,425,324	1,885,730	845	140,659

	Total Short-term investments	$1,967,740	$3,131,644	$4,590,225	$5,693	$509,159
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $368,500, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $366,305. Certain of these securities were sold prior to the close of the reporting period.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $24,910.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $5,339 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge market risk.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $5,076 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$4,707,581	$163,235	$—
Consumer discretionary	4,978,769	—	—
Consumer staples	3,594,383	—	—
Energy	2,360,965	—	—
Financials	5,969,476	—	18,223
Health care	6,363,856	—	—
Industrials	4,120,302	—	—
Information technology	8,180,001	—	—
Materials	1,798,911	—	—
Real estate	647,458	—	—
Utilities	1,851,334	—	—

Total common stocks	44,573,036	163,235	18,223
Convertible preferred stocks	—	—	78,356
Short-term investments	140,659	393,415	—

Totals by level	$44,713,695	$556,650	$96,579
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$17,006	$—
Futures contracts	3,956	—	—
Total return swap contracts	—	5,229	—

Totals by level	$3,956	$22,235	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$26,689	$9,683
Equity contracts	9,185	—

Total	$35,874	$9,683

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	3
Forward currency contracts (contract amount)	$3,400,000
OTC total return swap contracts (notional)	$590,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com